UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  June 22, 2001
                                                           -------------


                                  VSOURCE, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                  000-30326               77-0557617
            --------                  ---------                ----------
  (State or other jurisdiction                               (IRS Employer
        of incorporation)      (Commission File Number)     Identification No.)


           5740 Ralston Street, Suite 110, Ventura, California  93003
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (805) 677-6720
                                                            --------------


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Item  2.     Acquisition  or  Disposition  of  Assets.
             ----------------------------------------

     On June 22, 2001, Vsource, Inc. (the "Company") purchased substantially all of the assets of NetCel360 Holdings Limited (the "Seller"), including 100% of the capital stock of NetCel360.com Ltd, NetCel360 Hong Kong Limited, NetCel360 Sdn Bhd., NetCel360 (Singapore) Pte Ltd (formerly known as Yalry Investments Pte
Ltd) and NetCel360 (Japan) Limited (collectively, the "NetCel360 Corporations"), in exchange for up to 3,709,729 shares of common stock of the Company. Of this amount, 2,774,243 shares were issued at the closing and the remaining 935,729 shares will be issued to the Seller six months following the closing, subject to certain contingencies. The purchase was completed pursuant to an Acquisition Agreement dated May 24, 2001, between the Company and the Seller. The purchase price was based on negotiations between the Company and the Seller. The NetCel360 Corporations are leading pan-Asian providers of Business Process Outsourcing (BPO) and technology services, including business consulting, globalization services, distribution services, customer relationship management
(CRM), payments and financial services and supply chain management. The Company intends to continue the NetCel360 Corporations' business activities.

     In connection with the acquisition, the Company assumed approximately $3.7 million of bridge financing (the "Bridge Loan"). Asia Internet Investment Group I, L.P. ("AIIG") is a fund that has provided approximately 8.5% of the Bridge Loan. Additionally AIIG owns approximately 2.8% of the Seller. I. Steven Edelson, the Acting Chairman of the Board of the Company, and Nathaniel Kramer, a director of the Company, are two of the managers of the general partner of AIIG. Prior to the transaction, other funds managed by Messrs. Edelson and Kramer beneficially owned in the aggregate approximately 3.5% of the Company, and funds managed by Mr. Edelson but not Mr. Kramer beneficially owned approximately an additional 0.47% of the Company.

     Approximately $1.0 million in principal and accrued interest under the Bridge Loan held by Phillip Kelly and Dennis Smith, the founders of the Seller, was converted into Series A convertible notes of the Company pursuant to a Convertible Note Purchase Agreement dated June 25, 2001 (as described below). In addition, approximately $200,000 in principal and accrued interest under the Bridge Loan held by Mr. Kelly will be repaid pursuant to a separate agreement. Subsequent to the acquisition, Mr. Kelly became co-chairman and chief executive officer, and Mr. Smith vice-chairman and chief strategy officer, of the Company. Of the remaining amount under the Bridge Loan, $2.25 million will be due on Dec. 31, 2001 and $300,000 will be due June 30, 2002. At the Company's option, the Bridge Loan may be repaid by delivering 14.25 million shares of the Company's common stock, which equates to approximately $0.18 per share.

     Under the Convertible Note Purchase Agreement, the Company anticipates initially issuing a total of $4.3 million of Series A convertible notes, consisting of $3.3 million of new funding and approximately $1.0 million of principal and accrued interest converted from the Bridge Loan (see above). For a period of 120 days after June 22, 2001, the Company may issue up to an additional $7.2 million of Series A convertible notes. The Series A convertible notes will bear 10.0% interest and mature June 30, 2003. In addition, the notes are convertible, at the holder's option, into a new Series 3-A convertible preferred stock which will have a liquidation value equal to the Series A


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convertible  notes'  principal and accrued interest.  The Series 3-A convertible preferred stock will be junior to the Company's outstanding Series 1-A and Series 2-A in liquidation rights.

     After obtaining any necessary shareholder approvals, the Series 3-A convertible preferred stock will be convertible, at the holder's option, into shares of common stock of the Company. The number of shares of common stock issued upon conversion will be based on the liquidation value of the preferred stock divided by $0.10. If the necessary steps are not taken to allow such conversion by February 15, 2002, then the Series 3-A convertible preferred stock will be redeemable, at the option of the holder or the Company, at 300 percent of face value plus accrued interest.

     The foregoing description is qualified in its entirety by (a) the Acquisition Agreement, as amended by the Amendment to Acquisition Agreement, dated June 22, 2001, (b) the Amended and Restated Bridge Loan Agreement, dated May 24, 2001, among NetCel360.com Ltd., NetCel360 Holdings Limited, NetCel360
Sdn Bhd., and the Lenders named therein, as amended by the First Amendment to Amended and Restated Bridge Loan Agreement, (c) the Certificate of Designations of the Company's Series 3-A Convertible Preferred Stock and (d) the Convertible Note Purchase Agreement, each of which have been filed as Exhibits to this Current Report on Form 8-K and incorporated by reference into this Item 2.

Item  7.     Financial  Statements  and  Exhibits.
             ------------------------------------

     (a)     Financial  Statements  of  Businesses  Acquired
             -----------------------------------------------

     The financial statements required to be filed pursuant to Item 7(a) are not included in this Current Report on Form 8-K. Such financial statements will be filed by amendment to this Form 8-K on or before September 5, 2001.

     (b)     Pro  Forma  Financial  Information
             ----------------------------------

     The  pro  forma financial information required to be filed pursuant to Item
7(b) is not included in this Current Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Form 8-K on or before September 5, 2001.

     (c)     Exhibits
             --------

       2.1 - Acquisition Agreement, dated May 24, 2001, between the Company and NetCel360 Holdings Limited (incorporated herein by reference to Exhibit 2.1 to the Registrant's Quarterly Report on Form 10-Q for the period ending April 30, 2001 (SEC File No. 000-30326)).

       2.2 - Amendment to Acquisition Agreement, dated June 22, 2001, between the Company and NetCel360 Holdings Limited.

       4.1 - Certificate of Designations of Series 3-A Convertible Preferred Stock.


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
       4.2 - Amended and Restated Bridge Loan Agreement, dated May 24, 2001, among NetCel360.com Ltd., NetCel360 Holdings Limited, NetCel360 Sdn Bhd., and the Lenders named therein.

       4.3 - First Amendment to Amended and Restated Bridge Loan Agreement, dated June 22, 2001, among NetCel360.com Ltd., NetCel360 Holdings Limited, NetCel360 Sdn Bhd., and the Lenders named therein.

       4.4 - Convertible Note Purchase Agreement, dated June 25, 2001, among the Company, NetCel360.com Ltd., NetCel360 Sdn Bhd., and the Purchasers named therein.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VSOURCE, INC.
                                        (Registrant)


Dated: June 29, 2001                    By: /s/ Sandford T. Waddell
                                            ---------------------------
                                                Sandford T. Waddell
                                                Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.    Description
-----------    -----------

2.1 Acquisition Agreement, dated May 24, 2001, between the Company and NetCel360 Holdings Limited (incorporated herein by reference to Exhibit 2.1 to the Registrant's Quarterly Report on Form 10-Q for the period ending April 30, 2001 (SEC File No. 000-30326)).

2.2 Amendment to Acquisition Agreement, dated June 22, 2001, between the Company and NetCel360 Holdings Limited.

4.1            Certificate  of  Designations of Series 3-A Convertible Preferred
               Stock.

4.2 Amended and Restated Bridge Loan Agreement, dated May 24, 2001, among NetCel360.com Ltd., NetCel360 Holdings Limited, NetCel360 Sdn Bhd., and the Lenders named therein.

4.3 First Amendment to Amended and Restated Bridge Loan Agreement, dated June 22, 2001, among NetCel360.com Ltd., NetCel360 Holdings Limited, NetCel360 Sdn Bhd., and the Lenders named therein.

4.4 Convertible Note Purchase Agreement, dated June 25, 2001, among the Company, NetCel360.com Ltd., NetCel360 Sdn Bhd., and the Purchasers named therein.


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